Exhibit 99.2

ACCELERATED INNOVATION IS NEEDED TO ACCELERATE THE WORLD’S TRANSITION TO ELECTRIC VEHICLES.

Forward Looking Statements

This presentation includes forward-looking statements. These statements are made under the "safe harbor" provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as "feel," "believes," expects," "estimates," "projects," "intends," "should," "is to be," or the negative of such terms, or other comparable terminology. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein due to many factors, including, but not limited to: the need to raise substantial additional capital to execute our business plan, achieve our production targets for the Endurance, achieve scaled production of the Endurance, develop additional vehicles, to continue ongoing operations and remain a going concern, and our ability to raise such funding including under current arrangements on a reasonable timeline and with suitable terms; the cost and other impacts of contingent liabilities such as litigation, regulatory proceedings, investigations, stockholder letters and claims and availability of insurance coverage and/or adverse publicity with respect to these matters, which may have a material adverse effect, whether or not successful or valid, on our liquidity position, market price of our stock, cash projections, business prospects and ability and timeframe to obtain financing; our limited operating history and our ability to execute our business plan, including through our expanding relationship with Foxconn; our ability to raise sufficient capital in order to invest in the tooling that we expect will enable us to eventually lower the Endurance bill of materials cost, continue design enhancements of the Endurance and fund future vehicles that we may develop; the rollout of our business and the timing of expected business milestones, including the ability to ensure the completion of tooling, to establish and maintain appropriate supplier relationships, and to ramp up commercial production (which is currently expected to be slow) and complete sales and deliver the Endurance in accordance with our projected timeline; our ability to successfully identify and implement actions that will lower the Endurance bill of materials cost; supply chain disruptions, inflation and the potential inability to source essential components and raw materials, including on a timely basis or at acceptable cost, and their consequences on production, sales and other activities; our ability to obtain binding purchase orders and build customer relationships; the risk that our technology, including our hub motors, does not perform as expected and our overall ability to deliver on the expectations of customers and investors with respect to the pricing, performance, quality, reliability, safety and efficiency of the Endurance and to provide the levels of warranty coverage, service and support that customers will require; our ability to conduct business using a direct sales model, rather than through a dealer network used by most other OEMs; the effects of competition on our ability to market and sell vehicles; our inability to retain key personnel and to hire additional personnel; the ability to protect our intellectual property rights; the failure to obtain required regulatory approvals; changes in laws or regulatory requirements or new or different interpretations of existing law; changes in governmental incentives and fuel and energy prices; the impact of health epidemics, including the COVID-19 pandemic, on our business; cybersecurity breaches and threats and compliance with privacy and data protection laws; failure to timely implement and maintain adequate financial, information technology and management processes and controls and procedures; our ability to remain in compliance with our existing financial obligations; and the possibility that we may be adversely affected by other economic, geopolitical, business and/or competitive factors, including rising interest rates and the direct and indirect effects of the war in Ukraine.

In addition, the transactions we entered into with Foxconn and future vehicle development plans involving the Foxconn EV ecosystem, including the Mobility In Harmony (MIH) consortium, are subject to risks and uncertainties. No assurances can be given that we will successfully implement or that we will realize the anticipated benefits from these transactions or plans with Foxconn, including the contract manufacturing agreement, funding arrangements and development plans. The additional funding transactions under the Investment Agreement are subject to closing conditions including CFIUS clearance and further negotiation of EV program development plans and milestones. The EV program will require additional funding and the establishment and implementation of the program requirements, among other matters, and may not be consummated, sufficiently implemented or provide the benefits we expect, which could have a material adverse effect on our business, operating results, financial condition and prospects. The success of the EV program depends on many variables, which could include our ability to utilize the designs, engineering data and other foundational work of Foxconn, its affiliates, other members of the MIH consortium as well as other parties, achieve cost and development time efficiencies, and address customer needs to commercialize, industrialize, homologate and certify a vehicle in North America, along with variables that are out of the parties' control, such as technology, innovation, adequate funding, supply chain and other economic conditions, competitors, customer demand and other factors that impact new vehicle development. If we are unable to close the subsequent tranches of funding, successfully utilize the Foxconn EV ecosystem or develop new vehicles for ourselves and potentially other customers, our business prospects, results of operations and financial condition may be adversely affected. If we are unable to maintain our relationship with Foxconn or effectively manage outsourcing the production of the Endurance to Foxconn, we may be unable to ensure continuity, quality, and compliance with our design specifications or applicable laws and regulations, which may ultimately disrupt and have a negative effect on our production and operations.

We will need additional funding and will seek strategic partnerships to execute our business plan and to achieve scaled production of the Endurance and development of other vehicles. There can be no assurance that such financing or partnerships would be available to us on favorable terms or at all, due to several factors, including market and economic conditions, the significant amount of capital required, the fact that our bill of materials cost is currently, and expected to continue to be, substantially higher than our anticipated selling price, uncertainty surrounding regulatory approval and the performance of the vehicle, meaningful exposure to material losses related to ongoing litigation and the SEC investigation, our performance and investor sentiment with respect to us and our business and industry. Additional information on potential factors that could affect the financial results of the Company and its forward-looking statements is included in its most recent Form 10-K and subsequent filings with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement. Any forward-looking statements speak only as of the date on which they are made, and Lordstown Motors undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this presentation.

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CES PRESENTATION The Foxconn EV Ecosystem LORDSTOWN 3 The ability to increase cross - industry collaboration and accelerate EV innovation with reduced costs and vehicle development cycles to provide greater value for customers = + + The MIH (Mobility In Harmony) Consortium Lordstown Motors Corp. (Foxconn’s preferred vehicle development partner in North America)

CES PRESENTATION LORDSTOWN 4 The Foxconn EV Ecosystem: 3 Open model for hardware, software and vehicle development Reduces barriers to entry for new EV manufacturers as well as for existing OEMs to develop new products Components, software, supply chain and manufacturing expertise Electronics hardware stack of components, everything from screens to modules to inverters Emerging capabilities in other core EV components such as motors and battery packs EV contract manufacturing services at Foxconn EV assembly plant in Lordstown, OH and other locations Foxconn supplies: A growing collective of more than 2,400 companies Vehicle component and subsystems hardware and software Talent and resources that combine to leverage an open model collaboration The MIH (Mobility In Harmony) Consortium supplies: Cross - functional expertise in designing, engineering and developing electric vehicles from concept through launch Design, architecture, engineering, production, testing, industrialization, full homologation and product launch Additional capabilities in sales, marketing Capability demonstrated with launch of ENDURANCE. Finalist: 2023 North American Truck of the Year. Lordstown Motors Corp. supplies:

CES PRESENTATION LORDSTOWN 5 3 EV development and manufacturing allows for a new, open and agile paradigm Development and manufacture of complete vehicles In - vehicle technologies and features that can be shared across models and even manufacturers. EVs are software platforms that are unquestionably more complex than other products which influences: However, other technology - driven industries provide a roadmap for open collaboration. That leads to rapid innovation, and in turn can meet a broader spectrum of needs Apple blends proprietary iOS operating system with open software collaboration App store brings more innovation faster to consumers than a closed model can alone Open hardware and software ecosystem provides a greater range of tailored products Performance capabilities meet a wide range of opportunities

CES PRESENTATION LORDSTOWN 6 Cross - industry collaboration accelerates EV innovation with reduced costs and vehicle development cycles to meet market opportunities and provide tailored vehicles of greater value for customers 3 Market segments are demanding unique needs not met by vehicles designed for the consumer market The EV industry must meet those needs and provide value to customers at scale Not every EV OEM should have to produce millions of units to be successful Sale of the manufacturing plant located in Lordstown, Ohio to Foxconn laid the groundwork for how the two companies will collaborate At its peak, the Ohio plant produced more than 300,000 ICE vehicles per year. This capacity is expected to be used to build EVs at scale from multiple EV manufacturers Foxconn can rapidly scale its component and supply chain capabilities and offer a fast path to production for new or non - traditional OEMs LMC will provide vehicle development functions to enable the design, engineering and production to optimize integration of hardware and software on common EV platforms LMC can develop vehicles from concept to launch that operate in accordance with a strict, regulated set of processes and standards and provide mission - critical functionality and performance The Foxconn & LMC partnership provides the industry with access to the assets and expertise to accelerate innovation, develop and manufacture tailored EVs at scale

CES PRESENTATION LORDSTOWN 7 The Foxconn EV ecosystem, including MIH, in collaboration with LMC, is a model that’s built for speed and scale to create great EV products of high value. Benefit Explanation Acceleration and Speed Shorter development cycle, standard architecture, optimized supply chain. Costs Shared components and systems significantly reduce costs. Tailored EV products at a higher value to customers. Innovation More competition + new entrants = greater innovation. The Foxconn EV ecosystem brings together thousands of companies that are best - in - class to build the most innovative vehicle possible. Scale OEMs to build large or small volumes.

NEXT STEPS LORDSTOWN 8 THANK YOU!